UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2009

Barzel Industries Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33342 (Commission File Number)	20-4790836 (I.R.S. Employee Identification Number)

320 Norwood Park South – 2nd Floor
Norwood, Massachusetts 02062
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (781) 762-0123

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On May 7, 2009, Barzel Industries Inc. (the “Company”) entered into amendments (each an “Amendment") to the employment agreements (each an “Employment Agreement”) between the Company and each of Corrado De Gasperis, the Company’s Chief Executive Officer, Domenico Lepore, the Company’s President, and Karen Narwold, the Company’s Vice President, Strategic Counsel (each an “Employee”), in order to temporarily reduce the annual base salary of each Employee effective May 11, 2009 through and until such time as the Company determines to reinstate the original terms of the Employment Agreements or an Employee notifies the Company that such reduction is no longer acceptable.  Mr. De Gasperis’ base salary will be reduced from $800,000 to $480,000. Mr. Lepore’s base salary will be reduced from $550,000 to $385,000. Ms. Narwold’s base salary will be reduced from $400,000 to $300,000.  The terms of each Employment Agreement, other than as amended by the applicable Amendment, remain in full force and effect.

The Company and the Employees have taken this action as part of a series of initiatives to further reduce the Company’s operating expenses in the current economic environment. Other initiatives include further reductions in labor expense through reduced work hours, layoffs, additional severances and salary reductions, at varying rates, for the majority of the salaried workforce, further strategic purchasing efficiencies in consumables and other plant expenses, deferral of certain non-critical projects and the sale of certain other non-operating assets.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the complete text of each Amendment, which is attached hereto as Exhibits 10.1, 10.2 and 10.3 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d)           Exhibits:

Exhibit	Description
10.1	Amendment to the Employment Agreement of Corrado De Gasperis
10.2	Amendment to the Employment Agreement of Domenico Lepore
10.3	Amendment to the Employment Agreement of Karen Narwold

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barzel Industries Inc.
Date:	May 12, 2009	By:	/s/ Karen G. Narwold
Name: Karen G. Narwold
Title: Vice President, Strategic Counsel

EXHIBIT INDEX

Exhibit	Description
10.1	Amendment to the Employment Agreement of Corrado De Gasperis
10.2	Amendment to the Employment Agreement of Domenico Lepore
10.3	Amendment to the Employment Agreement of Karen Narwold